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                                                                    EXHIBIT 23.1




                     FORTNER, BAYENS, LEVKULICH & CO., P.C.
                                   LETTERHEAD


                        Consent of Independent Auditors


THE BOARD OF DIRECTORS
MEGABANK FINANCIAL CORPORATION

We consent to the use of our report included herein and incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ FORTNER, BAYENS, LEVKULICH & CO., P.C.
------------------------------------------
    FORTNER, BAYENS, LEVKULICH & CO., P.C.

Denver, Colorado
December 11, 1997